EXHIBIT 32

CERTIFICATION PURSUANT TO

 18 U.S.C. §1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NextMart, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carla Zhou	/s/ Wang Yihan
Carla Zhou Chief Financial Officer	Wang Yihan Chief Executive Officer
Date: November 14, 2011